EXECUTION VERSION [[3652816]] FIRST AMENDMENT dated as of May 31, 2017 (this “Amendment”) to the CREDIT AGREEMENT dated as of January 6, 2015 (as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”) among PITNEY BOWES INC., a corporation duly organized and validly existing under the laws of the State of Delaware, each SUBSIDIARY BORROWER party thereto, the BANKS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. WHEREAS, the Banks have agreed to extend credit to the Company and the Subsidiary Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein; and WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement. SECTION 2. Amendment of Credit Agreement. Effective on the Amendment Effective Date, the Credit Agreement is amended as follows: (a) The following new definitions are inserted in their proper alphabetical positions in Section 1.01 of the Credit Agreement: “Bail-In Action” shall mean, as to any EEA Financial Institution, the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “EEA Financial Institution” shall mean (a) any institution established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member

[[3652816]] Country that is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “NYFRB” shall mean the Federal Reserve Bank of New York. “NYFRB Rate” shall mean, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” shall mean the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Overnight Bank Funding Rate” shall mean, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate). “Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. (b) The definition of “Base Rate” in Section 1.01 of the Credit Agreement is amended by replacing each instance of the term “Federal Funds Rate” therein with the term “NYFRB Rate”.

[[3652816]] (c) The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is amended by deleting the word “or” at the end of clause (c) thereof and inserting the following new clause immediately following clause (d) thereof: “or (e) become, or has a direct or indirect parent company that has become, the subject of a Bail-In Action.” (d) The definition of “Federal Funds Rate” in Section 1.01 of the Credit Agreement is amended to read as follows: ““Federal Funds Rate” shall mean, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.” (e) Section 7 of the Credit Agreement is amended by inserting the following new Section 7.14 immediately following Section 7.13: “7.14 EEA Financial Institutions. No Borrower is an EEA Financial Institution.” (f) Section 11 of the Credit Agreement is amended by inserting the following new Section 11.18 immediately following Section 11.17: “11.18 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancelation of any such liability;

[[3652816]] (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.” (g) The schedule set forth in Annex 1 to the Credit Agreement is hereby replaced by the schedule attached as Exhibit A hereto. SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Banks and the Administrative Agent that this Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 4. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which it shall have been executed by the Administrative Agent acting with the written consent of the Majority Banks and the Administrative Agent shall have received a counterpart hereof executed by the Company. SECTION 5. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP. SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document. On and after the Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby.

[[3652816]] SECTION 7. Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. [Remainder of this page intentionally left blank]

[[3652816]] Exhibit A COMMITMENTS Bank Dollar Commitment ($) Multicurrency Commitment ($) JPMorgan Chase Bank, N.A. $0 $115,000,000 Bank of America, N.A. $0 $115,000,000 Citibank, N.A. $0 $115,000,000 HSBC Bank USA, National Association $0 $115,000,000 Mizuho Bank, Ltd. $0 $115,000,000 Goldman Sachs Bank USA $0 $100,000,000 The Bank of New York Mellon $0 $75,000,000 The Bank of Tokyo-Mitsubishi UFJ, Ltd. $0 $50,000,000 Morgan Stanley Bank, N.A. $0 $50,000,000 The Northern Trust Company $0 $50,000,000 Royal Bank of Canada $0 $50,000,000 U.S. Bank National Association $0 $50,000,000 Total $0 $1,000,000,000.00